SECOND AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT THIS SECOND AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Second Amendment”) is entered into as of May 6, 2025 (the “Amendment Effective Date”), by and between D-Wave Commercial Inc. (the “Company”), a wholly-owned subsidiary of D-Wave Quantum Inc. (“D-Wave”), and Alan Baratz (“Employee”) (the Company, D-Wave, and Employee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”). Capitalized terms used herein without definition have the meanings ascribed thereto in the Employment Agreement (as defined below). WHEREAS, the Company and Employee previously entered into a certain Amended and Restated Employment Agreement, dated as of January 1, 2020 (the “A&R Agreement”), which was subsequently amended pursuant to the First Amendment to the A&R Agreement, dated October 27, 2022 (the “First Amendment”) (the A&R Agreement and the First Amendment thereto are collectively, the “Employment Agreement”); and WHEREAS, the Parties desire to amend the Employment Agreement, as more particularly set forth herein. NOW, THEREFORE, in consideration of the foregoing recitals, which are made a part hereof, and of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Amendment. Section 8 of the Employment Agreement is hereby deleted in its entirety, and replaced with the following: “8. Termination (a) Employment “At Will.” Your employment with the Company is “at will.” As an “at will” employee, you or the Company may terminate your employment at any time with or without cause and with or without notice except where applicable United States federal, state, or local law provides otherwise or when advance notice of your resignation is required by Section 7 above. The Company has sole discretion to modify the terms and conditions of your employment. No representative of the Company, other than the Board of Directors of D-Wave Quantum Inc. (the “Board”), has the authority to change the “at will” status of your employment, and in order to be effective, the change must be in writing by a resolution adopted by the Board. (b) Severance Benefits. You shall be entitled to participate in the Severance Policy adopted by D-Wave, as amended from time to time with the approval of the Board (the “Severance Policy”), in accordance with the terms of the Severance Policy. The parties agree that the Severance Policy is subject to termination and amendment in the sole discretion of D-Wave; provided, however that the Severance Policy cannot be terminated by D-Wave or otherwise amended by D-Wave in any manner that would result in a reduction of the severance benefits available to you without your consent.”

2 2. Entire Agreement. This Second Amendment, together with the Employment Agreement, as amended herein, constitute the entire understanding of the Parties relating to the subject matter hereof and supersede all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated. 3. Modification. This Second Amendment may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the Parties. 4. Full Force and Effect. Except as specifically amended, modified, or supplemented by this Second Amendment, all the terms, covenants, conditions, and provisions of the Employment Agreement shall continue unmodified and shall remain in full force and effect. 5. Controlling Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to any choice of law or conflicting provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Florida to be applied. In furtherance of the foregoing, the internal laws of the State of Florida will control the interpretation and construction of this Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply. 6. Counterparts; Electronic Transmission; Headings. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, including an electronic copy, facsimile or electronic signature, but both of which taken together shall constitute one and the same instrument. The headings used herein are for ease of reference only and shall not define or limit the provisions hereof. IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the date first above written. EMPLOYEE D-WAVE COMMERCIAL INC. By: /s/ Alan Baratz__________ By: /s/ John M. Markovich______________ Alan Baratz John M. Markovich, CFO D-WAVE QUANTUM INC. By: /s/ Steven West________________ Steven West, Chair of the Board